Matisse Funds

Matisse Discounted Closed-End Fund Strategy Ticker: MDCEX	Matisse Discounted Bond CEF Strategy Ticker: MDFIX

Supplement dated September 4, 2026
to the Statement of Additional Information
dated August 1, 2026

Effective September 4, 2026, the paragraph in the section of the Statement of Additional Information entitled “Management and Other Service Providers – Administrator” is replaced in its entirety with the following:

Administrator. The Nottingham Company (“Nottingham”), located at 116 South Franklin Street, Rocky Mount, North Carolina 27804, has served as the administrator to the Trust pursuant to a Fund Accounting & Administration Services Agreement (the “Legacy Agreement”). The Trust became aware that, on or about July 26, 2026, a transaction involving Nottingham may have resulted in the assignment and termination of the Legacy Agreement. Based on the information regarding the Nottingham transaction, a new long-term agreement may be sought, which may have terms materially different from the Legacy Agreement (the “Long-Term Agreement”). If necessary and/or until a Long-Term Agreement is approved and executed, during such period, Nottingham will continue to provide, and the Trust shall continue to pay for, administrative services for the Trust, consistent with the terms of the Legacy Agreement, related to the services to be rendered and the cost thereof, as discussed below.

Consistent with the terms of the Legacy Agreement, Nottingham assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates and pays for the services of each vendor and the operating expense to the Funds, and provides the Funds with certain administrative, fund accounting, and compliance services.

Consistent with the terms of the Legacy Agreement, the following shows the total dollar amounts that each Fund paid to Nottingham, serving as administrator pursuant to the Legacy Agreement, for the last three fiscal years:

Fund	2026	2025	2024
Matisse Discounted Closed-End Fund Strategy	$78,711	$61,453	$50,844
Matisse Discounted Bond CEF Strategy	$64,498	$69,327	$51,114

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For further information, please contact the Funds toll-free at 1-800-773-3863. You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Funds toll-free at the number above.

Investors Should Retain This Supplement for Future Reference